KFX INC.
EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Mark S. Sexton, state and attest that:

1.     I am the Chief Executive Officer of KFx Inc. (the “Issuer”),

2.     Accompanying this certification is the Form 10-Q for the quarter ended June 30, 2006, a periodic report (the “Periodic Report”) filed by the Issuer with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3.     I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

•	the Periodic Report containing the financial statements fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

•	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer for the periods presented therein.

/s/ MARK S. SEXTON
Mark S. Sexton
Title: Chief Executive Officer
Date: August 3, 2006

A signed original of this written statement required by Section 906 has been provided to KFx Inc. and will be retained by KFx Inc. and furnished to the Securities and Exchange Commission or its staff upon request.